UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                November 28, 2005

                                  NEXICON, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Nevada                  000-30244           13-3389415
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)       Identification No.)


             400 Gold SW, Suite 1000, Albuquerque, New Mexico 87102
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (505) 248-0000

                                       N/A
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          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On November 21, 2005, Nexicon, Inc. (the "Company"), entered into a Securities Purchase Agreement with Cornell Capital Partners, LP ("Cornell"), pursuant to which the Company issued to Cornell secured convertible debentures in the principal amount of $2,000,000 (the "November 2005 Debentures"). The November 2005 Debentures were issued as follows: (i) $1,085,479.45 of which was issued to replace secured promissory notes previously issued and sold to Cornell on March 3, 2005 in the principal amount of $1,000,000 plus $85,479.45 in accrued interest due and outstanding; (ii) $389,337.67 of which was issued to replace secured promissory notes previously issued and sold to Cornell on May 4, 2005 in the principal amount of $360,000 plus $29,337.67 in accrued interest due and outstanding; and (iii) $525,182.88 of which consists of new secured convertible debentures issued and sold (or to be issued and sold, as applicable) to Cornell as follows: (a) $100,000 was funded on November 22, 2005, (b) $100,000 will be funded two business days prior to the date on which the Company files a registration statement (the "Registration Statement") with the United States Securities and Exchange Commission (the "SEC") to register the securities underlying the November 2005 Debentures, and (c) $325,182.88 will be funded one business day prior to the Registration Statement being declared effective by the SEC.

         The November 2005 Debentures are secured by substantially all of the Company's assets, have two-year maturity dates, and accrue interest at 10% per annum.

         Cornell is entitled, at its option, to convert at any time a portion or all amounts of principal and interest due and outstanding under the November 2005 Debentures into shares of the Company's common stock, $0.001 par value per share, at a price per share equal to 90% of the lowest "Closing Bid Price" of the common stock for the 10 trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP., which conversion price may be adjusted from time-to-time pursuant to other terms of the November 2005 Debentures. The term "Closing Bid Price" is defined as the price per share in the last reported trade of the Company's common stock on the Over-the-Counter Bulletin Board or on the exchange which the common stock is then listed as quoted by Bloomberg, LP.

         The Company may redeem, with three business days advance written notice to Cornell, a portion or all outstanding principal amounts plus accrued interest due and outstanding under the November 2005 Debenture prior to their maturity dates. The redemption price will be 120% of the outstanding principal amounts plus accrued interest redeemed. In the event the November 2005 Debentures are redeemed, then the Company will issue to Cornell a warrant to purchase 1,000,000 shares of the Company's common stock for every $100,000 redeemed, pro rata.

Item 1.02   Termination of a Material Definitive Agreement.

         On November 21, 2005, the Company entered into a Termination Agreement (the "Termination Agreement") with Cornell, whereby that certain Securities Purchase Agreement, Investor's Registration Rights Agreement, Escrow Agreement, Security Agreement, Standby Equity Distribution Agreement, Registration Rights Agreement, and SEDA Escrow Agreement, all of which were dated as of June 24, 2004, as well as convertible debentures issued by the Company to Cornell on June 24, 2005, were terminated.

Item 3.02. Unregistered Sales of Equity Securities.

         See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) See the table which follows

Exhibit                 Description                                                                       Location
-------                 -----------                                                                       --------

     Exhibit 99.1       Securities  Purchase  Agreement  dated  as of  November  21,  2005  by and        Provided herewith
                        between Nexicon, Inc. and Cornell Capital Partners, LP

     Exhibit 99.2       Investor Registration Rights Agreement dated as of November 21, 2005 by           Provided herewith
                        and between Nexicon, Inc. and Cornell Capital Partners, LP

     Exhibit 99.3       Secured Convertible Debenture in the principal amount of $1,085,479.45            Provided herewith
                        dated as of November 21, 2005, issued to Cornell Capital Partners, LP

     Exhibit 99.4       Secured Convertible Debenture in the principal amount of $389,337.67              Provided herewith
                        dated as of November 21, 2005, issued to Cornell Capital Partners, LP

     Exhibit 99.5       Secured Convertible Debenture in the principal amount of $100,000.00              Provided herewith
                        dated as of November 21, 2005, issued to Cornell Capital Partners, LP

     Exhibit 99.6       Amended and Restated Security Agreement dated as of November 21, 2005             Provided herewith
                        between Nexicon, Inc. and Cornell Capital Partners, LP

     Exhibit 99.7       Warrant dated as of November 21, 2005 issued to Cornell Capital Partners,         Provided herewith
                        LP

     Exhibit 99.8       Escrow Agreement dated November 21, 2005 by and among Nexicon, Inc.,              Provided herewith
                        Cornell Capital Partners, LP and David Gonzalez, Esq.

     Exhibit 99.9       Irrevocable Transfer Agent Instructions dated as of November 21, 2005 by          Provided herewith
                        and among Nexicon, Inc., David Gonzalez, Esq., and Corporate Stock
                        Transfer

    Exhibit 99.10       Termination Agreement dated as of November 21, 2005 by and between                Provided herewith
                        Nexicon, Inc. and Cornell Capital Partners, LP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 28, 2005         NEXICON, INC.


                                   By:      /s/ Richard A. Urrea
                                            -----------------------------------
                                   Name:    Richard A. Urrea
                                   Title:   President, Chief Executive Officer
                                            and Principal Executive Officer